Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”), is by and between Digital Power Corporation, a California corporation (the "Company"), and [__________], a [___________] (the "Holder"), and is made pursuant to that certain Securities Purchase Agreement between the Company and the Holder, dated as of the date hereof (the “Purchase Agreement”). All terms not defined herein shall have such meanings assigned to them in the Purchase Agreement.

WHEREAS, pursuant to the terms of and in order to induce the Holder to enter into the Purchase Agreement, the Company and the Holder have agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company and the Holder hereby agree as follows:

1. Mandatory Registration. No later than thirty (30) days after the First Closing Date, the Company shall file a registration statement (the “First Closing Registration Statement”) with the Securities and Exchange Commission (the “SEC”) which seeks to register the Shares and the First Closing Underlying Shares (the "First Closing Registerable Securities") under the Securities Act of 1933 (the “1933 Act”). No later than thirty (30) days after the Second Closing Date, if any, the Company shall file an additional registration statement (the “Second Closing Registration Statement” and, together with the First Closing Registration Statement, the “Registration Statements”) with the SEC which seeks to register the Second Closing Underlying Shares (the "Second Closing Registerable Securities" and together with the First Closing Registrable Securities, the “Registrable Securities”) under the 1933 Act. The Company will use its best efforts to cause such Registration Statements to be declared effective by the SEC within sixty (60) days after their respective initial filings with the SEC. Notwithstanding anything to the contrary contained in this Section 1, in the effect that the First Closing Registration Statement has not been declared effected by the SEC at the time that the Company is required to file the Second Closing Registration Statement, the Company shall use its best efforts to include the Second Closing Registerable Securities on the First Closing Registration Statement.

a.     To the extent the staff of the SEC does not permit all of the First Closing Registrable Securities to be registered on the First Closing Registration Statement pursuant to this Agreement, the Company shall (i) inform the Holder and use its best efforts to file amendments to the First Closing Registration Statement as required by the SEC and/or (ii) withdraw the First Closing Registration Statement and file a new registration statement (a “First New Registration Statement”), in either case covering the maximum number of First Closing Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the First Closing Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or First New Registration Statement, the Company shall be obligated to use its best efforts to advocate with the SEC for the registration of all of the First Closing Registrable Securities in accordance with the SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. Notwithstanding any other provision of this Agreement, if any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff ( the “SEC Guidance”) sets forth a limitation of the number of First Closing Registrable Securities permitted to be registered on a particular registration statement as a secondary offering (and notwithstanding that the Company used best efforts to advocate with the SEC for the registration of all or a greater number of First Closing Registrable Securities), the number of First Closing Registrable Securities to be registered on such registration statement will be reduced to comply with the SEC Guidance. In the event the Company amends the First Closing Registration Statement as set forth herein, the Company will use its best efforts to file with the SEC, as promptly as allowed by SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more Registration Statements on Form S-3 or such other form available to register for resale for those First Closing Registrable Securities that were not registered for resale on the First Closing Registration Statement, as amended, or the First New Registration Statement. For the avoidance of doubt, (1) the First New Registration Statement shall be filed by the Company with the SEC no later than thirty (30) days after the SEC notifies the Company of the need to file such registration statement or the withdrawal of the First Registration Statement; and (2) the will use its best efforts to cause the First New Registration Statement to be declared effective by the SEC within sixty (60) days after its initial filing with the SEC

b.     To the extent the staff of the SEC does not permit all of the Second Closing Registrable Securities to be registered on the Second Closing Registration Statement pursuant to this Agreement, the Company shall (i) inform the Holder and use its best efforts to file amendments to the Second Closing Registration Statement as required by the SEC and/or (ii) withdraw the Second Closing Registration Statement and file a new registration statement (a “Second New Registration Statement”), in either case covering the maximum number of Second Closing Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the Second Closing Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or Second New Registration Statement, the Company shall be obligated to use its best efforts to advocate with the SEC for the registration of all of the Second Closing Registrable Securities in accordance with the SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. Notwithstanding any other provision of this Agreement, if the SEC Guidance sets forth a limitation of the number of Second Closing Registrable Securities permitted to be registered on a particular registration statement as a secondary offering (and notwithstanding that the Company used best efforts to advocate with the SEC for the registration of all or a greater number of Second Closing Registrable Securities), the number of Second Closing Registrable Securities to be registered on such registration statement will be reduced to comply with the SEC Guidance. In the event the Company amends the Second Closing Registration Statement as set forth herein, the Company will use its best efforts to file with the SEC, as promptly as allowed by SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more Registration Statements on Form S-3 or such other form available to register for resale those Second Closing Registrable Securities that were not registered for resale on the Second Closing Registration Statement, as amended, or the Second New Registration Statement. For the avoidance of doubt, (1) the Second New Registration Statement shall be filed by the Company with the SEC no later than thirty (30) days after the SEC notifies the Company of the need to file such registration statement or the withdrawal of the Second Registration Statement; and (2) the Company will use its best efforts to cause the Second New Registration Statement to be declared effective by the SEC within sixty (60) days after its initial filing with the SEC.

2. Cooperation with Company. The Holder will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registerable Securities, at no expense to the Holder.

3. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to use its best efforts to effect the registration of any of the Registerable Securities under the 1933 Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

a. prepare and file with the SEC a registration statement using its best efforts to cause such registration statement to become effective and remain effective until all the Registerable Securities are sold or become capable of being publicly sold without registration under the 1933 Act.

b. prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 of the SEC);

c. furnish to the Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the 1933 Act, and such other documents, as the Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by the Holder;

d. use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

e. use its best efforts to list such securities on any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

f. reserved;

g. notify the Holder of Registerable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

h. furnish, at the request of the Holder (i) an opinion, dated such date, of the counsel representing the Company for the purpose of such registration, addressed to the to the Holder, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Holder may reasonably request and are customarily included in such an opinion and (ii) letters, dated, respectively, (1) the effective date of the registration statement and (2) the date such Registerable Securities are delivered to the Holder, for sale pursuant to such registration from a firm of independent certified public accountants of recognized standing reasonably selected by the Company, addressed to the to the Holder, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the Holder may reasonably request and are customarily included in such letters.

4. Expenses. All expenses incurred in any registration of the Holder’s Registerable Securities under this Agreement shall be paid by the Company, including, without limitation, printing expenses, fees and disbursements of counsel for the Company, expenses of any audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration, all registration and filing fees for the Holder’s Registerable Securities under federal and State securities laws, and expenses of complying with the securities or blue sky laws of any jurisdictions; provided, however, the Company shall not be liable for (a) any stock transfer taxes incurred with respect to Registerable Securities sold to the Holder or (b) the fees and expenses of counsel for any Holder, provided that the Company will pay the costs and expenses of Company counsel when the Company's counsel is representing any or all selling security holders.

5. Indemnification. In the event any Registerable Securities are included in a registration statement pursuant to this Agreement:

a. Company Indemnity. Without limitation of any other indemnity provided to the Holder, to the extent permitted by law, the Company shall indemnify and hold harmless the Holder, its affiliates, officers, directors and partners, any underwriter (as defined in the 1933 Act) for the Holder, and each person, if any, who controls the Holder or underwriter (within the meaning of the 1933 Act or the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any alleged untrue statement of a material fact contained in such registration statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the Exchange Act, or any state securities law or any rule or regulation promulgated under the 1933 Act, the Exchange Act or any state securities law, and the Company shall reimburse each such Holder, affiliate, officer or director or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder or any other officer, director or controlling person thereof.

b. Holder Indemnity. The Holder shall indemnify and hold harmless the Company, its affiliates, its counsel, officers, directors and representatives, any underwriter (as defined in the 1933 Act) and each person, if any, who controls the Company or the underwriter (within the meaning of the 1933 Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the Exchange Act or any state securities law, and the Company shall reimburse each such Holder, affiliate, officer or director or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any loss, claim, damage, liability or action; insofar as such losses, claims, damages or liabilities (or actions and respect thereof) directly arise out of any statements or information provided by the Holder to the Company expressly for use in connection with the offer or sale of Registerable Securities.

c. Notice; Right to Defend. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5 deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Agreement only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Agreement.

d. Contribution. If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the responsibility of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount the Holder shall be obligated to contribute pursuant to this Agreement shall be limited to an amount equal to the proceeds to such Holder of the Registerable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registerable Securities).

e. Survival of Indemnity. The indemnification provided by this Agreement shall be a continuing right to indemnification and shall survive the registration and sale of any Registerable Securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

6. Remedies.

a. Time is of Essence. The Company agrees that time is of the essence of each of the covenants contained herein and that, in the event of a dispute hereunder, this Agreement is to be interpreted and construed in a manner that will enable the Holder to sell its Registerable Securities as quickly as possible after the Holder has indicated to the Company that they desire its Registerable Securities to be registered. Any delay on the part of the Company not expressly permitted under this Agreement, whether material or not, shall be deemed a material breach of this Agreement.

b. Remedies Upon Default or Delay. The Company acknowledges the breach of any part of this Agreement may cause irreparable harm to the Holder and that monetary damages alone may be inadequate. The Company therefore agrees that the Holder shall be entitled to injunctive relief or such other applicable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit the Holder's right to any remedies at law, including recovery of damages for breach of any part of this Agreement.

c. Penalties. If any of the Registration Statements, the First New Registration Statement, or the Second New Registration Statement is not filed timely in connection with Section 1, or (ii) the Company fails to file with the Commission a request for acceleration of such registration statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within five (5) Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such registration statements will not be “reviewed” or will not be subject to further review, or (iii) prior to the effective date of such registration statements, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such registration statements within ten (10) Trading Days, after the receipt of comments by or notice from the SEC that such amendment is required in order for such registration statement(s) to be declared effective, or (iv) a registration statement registering for resale all of the Registrable Securities is not declared effective by the SEC by the time periods required in Section 1, or (v) after the effective date of a registration statement, such registration statement(s) ceases for any reason to remain continuously effective as to all Registrable Securities included in such registration statement(s), or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any twelve (12)-month period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (iv), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (iii) the date which such fifteen (15) calendar day period is exceeded, and for purpose of clause (v) the date on which such ten (10) or fifteen (15) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Holder may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the ninetieth (90th) day from such Event Date, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of one percent (1.0%) multiplied by the aggregate subscription amount paid by the Holder pursuant to the Purchase Agreement. Subsequent to the ninetieth (90th) day from such Event Date, the one percent (1%) penalty described in the foregoing sentence shall increase to two percent (2%), with an aggregate cap of twenty percent (20%) per annum. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven (7) days after the date payable, the Company will pay interest thereon at a rate of eighteen percent (18%) per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

7. Notices.

a. All communications under this Agreement shall be in writing and shall be mailed by first class mail, postage prepaid, or telegraphed or telexed with confirmation of receipt or delivered by hand or by overnight delivery service,

b. If to the Company, at:

Digital Power Corporation

48430 Lakeview Blvd.

Fremont, CA 94538-3158

Attention: Milton C. Ault, III

If to the Holder:

[_________]

or at such other address as it may have furnished in writing to the Holder of Registerable Securities at the time outstanding, or

c. If to the Holder: to the address set forth on the signature page hereto or such other address as it may have furnished in writing to the Company;

d. Any notice so addressed, when mailed by registered or certified mail shall be deemed to be given three (3) days after so mailed, when telegraphed or telexed shall be deemed to be given when transmitted, or when delivered by hand or overnight shall be deemed to be given when delivered.

8. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Holder.

9. Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Company and the Holder; provided, however, that no such amendment or waiver shall take away any registration right of the Holder or reduce the amount of reimbursable costs to the Holder in connection with any registration hereunder without the consent of such Holder. No delay on the part of any party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

10. Counterparts; Attorney’s Fees. One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. The prevailing party in any action or proceeding relating to or arising out of this Agreement shall recover its reasonable attorney’s fees and other costs from the non-prevailing party, in addition to any other relief to which such prevailing party is entitled.

11. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York, without giving effect to conflicts of law principles.

12. Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

13. Headings. The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Intentionally Blank]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the [__] day of [____] 2017.

DIGITAL POWER CORPORATION	[_____]

By:	By:
Name:	Name:
Title:	Title:

With a copy to (which shall not constitute notice):	With a copy to (which shall not constitute notice):

[SIGNATURE PAGE FOR REGISTRATION RIGHTS AGREEMENT]